UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     May 4, 2005

IMMUNICON CORPORATION

(Exact name of registrant specified in its charter)

Delaware	000-50677	23-2269490

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3401 Masons Mill Rd., Suite 100, Huntingdon Valley, Pennsylvania		19006

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone, including area code:     (215) 830-0777

Not applicable.

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure

          On May 4, 2005, Immunicon Corporation (“Immunicon”), presented at the 30th Annual Deutsche Bank Health Care Conference in Baltimore, MD. This presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

          The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits

          (c) Exhibits.

                    99.1 – Presentation made on May 4, 2005 by the Company at the 30th Annual Deutsche Bank Health Care Conference.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNICON CORPORATION

Date: May 4, 2005	By:	/s/ JAMES G. MURPHY

	Name:	James G. Murphy
	Title:	Senior Vice President, Finance and
Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Presentation made on made on May 4, 2005 by the Company at the 30th Annual Deutsche Bank Health Care Conference.